SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 6-K

REPORT OF FOREIGN PRIVATE ISSUER

PURSUANT TO RULE 13a-16 OR 15d-16 UNDER

THE SECURITIES EXCHANGE ACT OF 1934

November 26, 2014

UBS Group AG

(Translation of Registrant’s Name Into English)

Bahnhofstrasse 45, CH-8001 Zurich, Switzerland, +41 44 234 11 11

(Address of Principal Executive Offices)

Indicate by check mark whether the registrant files or will file annual reports under cover of Form 20-F or Form 40-F:

Form 20-F  ☒            Form 40-F  ☐

Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(1):  ☐

Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(7):  ☐

THIS REPORT ON FORM 6-K IS INCORPORATED BY REFERENCE IN THE REGISTRATION STATEMENT ON FORM F-4, AS AMENDED (FILE NO. 333-199011) FILED BY UBS GROUP AG WITH THE SECURITIES AND EXCHANGE COMMISSION.

UBS Group AG

This Report on Form 6-K is being filed for purposes of giving notice that UBS Group AG (“UBS Group”) has become a successor issuer to UBS AG (“UBS”) pursuant to Rule 12g-3(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) following completion of the Exchange Offer (as defined below) and for purposes of filing the English translation of the amended and restated Articles of Association of UBS Group adopted on November 26, 2014 in the context of the Exchange Offer and the opinion of Bär & Karrer with respect to the validity of the registered shares of UBS Group (“UBS Group Shares”) issued in exchange for the Tendered Shares (as defined below).

Successor Issuer Status

On October 14, 2014, UBS Group commenced an exchange offer (the “Exchange Offer”) for all of the ordinary shares of UBS (“UBS Shares”). On November 21, 2014, UBS Group announced that all conditions to the Exchange Offer had been satisfied or waived and that the UBS Shares validly tendered into and not withdrawn from the Exchange Offer during the initial offer period would be accepted for exchange. On November 26, 2014, UBS Group published a definitive interim results announcement stating that 3,475,356,441 UBS Shares, representing 90.40% of all issued UBS Shares (the “Tendered Shares”), had been tendered into the Exchange Offer during the initial offer period and that the subsequent offer period of the Exchange Offer would begin on that day and expire on December 10, 2014. The purpose of the Exchange Offer is to establish a holding company for UBS and its consolidated subsidiaries (the “Group”). The establishment of a group holding company is intended, along with other measures that UBS Group has already announced, to substantially improve the resolvability of the Group in response to Swiss “too-big-to-fail” requirements and applicable requirements in other countries in which the Group operates.

As the number of Tendered Shares exceeds 90% of all issued UBS Shares, UBS Group holds sufficient shares to ensure that UBS Shares that remain publicly held will be squeezed out, although this process may require an extended period of time. Specifically, if, at the end of the subsequent offer period or within three months thereafter, UBS Group has acquired more than 98% of the total UBS Shares in issue, UBS Group will initiate a statutory squeeze-out procedure under Swiss law (the “SESTA Squeeze-Out”). If, during the same period or at any time thereafter, UBS Group holds between 90% and 98% of the total UBS Shares in issue, UBS Group expects to conduct a squeeze-out merger under Swiss law (the “Squeeze-Out Merger” and, together with the SESTA Squeeze-Out, the “Squeeze-Out”).

The issuance of the UBS Group Shares under the Exchange Offer and the Squeeze-Out Merger (if any) has been registered under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to UBS Group’s registration statement on Form F-4 (File No. 333-199011) filed with the Securities and Exchange Commission (the “SEC”) on September 29, 2014 and declared effective on October 10, 2014, as amended (the “Registration Statement”).

The UBS Group Shares have been authorized for listing and have been admitted to trading on the New York Stock Exchange (“NYSE”) and, as of November 21, 2014, have begun trading on the NYSE on a “when-issued” basis under the ticker symbol “UBS.WI”. Regular way trading in UBS Group Shares on the NYSE is expected to commence on or around November 28, 2014 under the ticker symbol “UBS”. The UBS Group Shares have also been authorized for and have been admitted to trading on the SIX Swiss Exchange AG (the “SIX Swiss Exchange”) and, as of November 28, 2014, will begin trading on the SIX Swiss Exchange under the ticker symbol “UBSG”.

Trading in the remaining (i.e., non-tendered) UBS Shares on the NYSE has continued and will continue (as long as those UBS Shares satisfy the listing requirements of the NYSE and until they are delisted at UBS’s initiative) under a new ticker symbol (“OUBS”), which has been issued on November 24, 2014. Until the UBS Shares are delisted from the SIX Swiss Exchange, the remaining (i.e., non-tendered) UBS Shares continue to be tradable on the SIX Swiss Exchange under the ticker symbol “UBSN”. UBS Group expects to cause UBS to seek the delisting of the UBS AG Shares from the NYSE and the SIX Swiss Exchange in accordance with applicable rules as soon as practicable after consummation of the Exchange Offer.

Prior to the Exchange Offer, the UBS Shares were registered pursuant to Section 12(b) of the Exchange Act. The UBS Group Shares issued under the Exchange Offer are deemed registered under Section 12(b) of the Exchange Act, with UBS Group deemed to be a successor issuer to UBS, pursuant to Rule 12g-3(a) under the Exchange Act. In accordance with Rule 12g-3(f) of the Exchange Act, this Report on Form 6-K is submitted by UBS Group to the SEC using the EDGAR format type 8-K12B as notice that

UBS Group has become a successor issuer to UBS pursuant to Rule 12g-3(a) under the Exchange Act. UBS Group expects that upon the furnishing of this Form 6-K to the SEC, a new file number will be generated for the purpose of satisfying UBS Group’s reporting obligations under the Exchange Act. As a result of UBS Group becoming a successor issuer to UBS, all annual reports on Form 20-F that UBS Group files with the SEC and all reports on Form 6-K that UBS Group furnishes to the SEC indicating that they are so incorporated by reference in the offer to exchange/prospectus forming part of the Registration Statement, in each case after the date of the offer to exchange/prospectus and prior to the completion or termination of the Exchange Offer and the Squeeze-Out Merger (if any) will also be incorporated by reference into the offer to exchange/prospectus.

The description of the UBS Group Shares contained in “Description of the UBS Group Shares and Articles of Association” of the Registration Statement is incorporated herein by reference. The description of the UBS Group Shares is qualified by reference to the Articles of Association of UBS Group, which are filed as Exhibit 3.1 hereto.

The Articles of Association of UBS Group were amended and restated on November 26, 2014 in the context of the settlement of the Tendered Shares. Pursuant to the amended and restated Articles of Association, the share capital of UBS Group amounts to CHF347,535,644.10 and is divided into 3,475,356,441 registered shares with a par value of CHF0.10 per share. The share capital is fully paid-up. In addition, the Board of Directors is authorized to increase the share capital from time to time and at any time by an amount not exceeding CHF36,920,447.20 by issuing up to 369,204,472 fully paid-up registered shares with a par value of CHF0.10 for the purpose of acquiring UBS Shares in exchange for UBS Group Shares or financing or re-financing any acquisition for cash of UBS Shares. The share capital of UBS Group may also be increased by a maximum amount of CHF13,620,031.20 through the issuance of a maximum number of 136,200,312 fully paid-up registered shares with a par value of CHF0.10 each upon the exercise of employee options and CHF38,000,000 through the issuance of a maximum number of 380,000,000 fully paid-up registered shares with a par value of CHF0.10 each upon the voluntary or mandatory exercise of conversion rights and/or warrants granted in connection with the issuance of bonds or similar financial instruments.

Important Notice

UBS Group has filed with the SEC the Registration Statement, which includes an offer to exchange/prospectus. UBS has filed a related solicitation/recommendation statement on Schedule 14D-9 with the SEC. This document is not a substitute for the registration statement, offer to exchange/prospectus or any other offering materials or other documents that UBS Group or UBS have filed or will file with the SEC or have sent or will send to shareholders. INVESTORS ARE URGED TO READ ANY DOCUMENTS FILED OR TO BE FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain a free copy of such filings without charge, at the SEC’s website (http://www.sec.gov) once such documents are filed with the SEC. Copies of such documents may also be obtained from UBS Group and UBS, without charge, once they are filed with the SEC. No offering of securities shall be made in the United States except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Exhibits

This Report on Form 6-K contains the following exhibits:

Exhibit Number	Description of Exhibit

3.1	English translation of UBS Group Articles of Association

5.1	Opinion of Bär and Karrer with respect to the validity of the UBS Group Shares issued pursuant to the Exchange Offer

23.1	Consent of Bär and Karrer (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 26, 2014	UBS Group AG

	By:	/s/ David Kelly
	Name:	David Kelly
	Title:	Managing Director

Date: November 26, 2014	UBS Group AG

	By:	/s/ Sarah Starkweather
	Name:	Sarah Starkweather
	Title:	Executive Director